Prospectus Supplement	August 2, 2017

Putnam Growth Opportunities Fund

Prospectus dated November 30, 2016

The sub-section Your fund’s management - Portfolio manager in the section Fund summary is replaced in its entirety with the following:

Portfolio manager

Robert Brookby, Portfolio Manager, portfolio manager of the fund since 2009

Assistant Portfolio manager

Richard Bodzy, Portfolio Manager, Analyst, Assistant portfolio manager of the fund since 2017

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Robert Brookby	2009	Putnam Management	Portfolio Manager
		2008 - Present

Assistant portfolio manager	Joined fund	Employer	Positions over past five years
Richard Bodzy	2017	Putnam Management	Portfolio Manager, Analyst,
		2009 - Present	Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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